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                                                                   EXHIBIT 10.22

                             CONSENT AND AGREEMENT
                  (Restated Gas Sale and Purchase Agreement)

                            Dated December 6, 1999

                                      by

                       Canadian Hunter Exploration Ltd.,
                            an Alberta corporation



                             CONSENT AND AGREEMENT
                  (Restated Gas Sale and Purchase Agreement)

     1. Canadian Hunter Exploration Ltd., an Alberta corporation ("Canadian Hunter"), as successor by assignment to Noranda Inc. ("Noranda") under the Contract (as defined herein), hereby acknowledges that pursuant to the Security Agreement dated as of December 6, 1999 ("Security Agreement"), between Project Orange Associates, L.P., a Delaware limited partnership ("Borrower"), and U.S. Bank Trust National Association, ("Agent"), as collateral agent for the benefit of the Secured Parties, and that certain Indenture ("Financing Agreement") dated as of December 6, 1999, between Borrower and U.S. Bank Trust National Association, as Trustee (the "Trustee") on behalf and for the benefit of the holders of the Borrower's 10.5% Senior Secured Notes due 2007 (the "Holders" and, together with the Trustee, the "Secured Parties"),

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Borrower has assigned its interest under that certain Restated Gas Sale and
Purchase Agreement dated as of March 18, 1991 (the "Contract") to the Agent for the benefit of the Secured Parties. Canadian Hunter consents to such assignment. Canadian Hunter, Borrower and Agent hereby agree as follows:

     (a) Unless otherwise defined, all terms used herein which are defined in the Security Agreement or, if not defined therein, in the Financing Agreement, shall have their respective meanings as defined therein.

     (b) Canadian Hunter agrees that the Agent shall be entitled to exercise all rights and to cure any defaults of Borrower under the Contract. Upon receipt of notice to that effect from the Agent, Canadian Hunter agrees to accept such exercise and cure by the Agent and to render all performance due by it under the Contract and this Consent and Agreement to the Agent. Canadian Hunter agrees to make all payments (if any) to be made by it under the Contract directly to Agent upon receipt of Agent's written instructions to that effect. Canadian Hunter is hereby irrevocably authorized by Borrower to accept and act upon any notice, instruction, representation or curative act by the Agent, and shall not in any way be bound to inquire into the authorization or legitimacy of the same.

     (c) Canadian Hunter will not, without the prior written consent of the Agent (such consent not to be unreasonably withheld), (i) cancel or terminate the Contract except as provided in the Contract and in accordance with paragraph 1(d) hereof, or consent to or accept any cancellation or termination thereof by the Borrower, (ii) sell, assign or otherwise dispose (by operation of law or otherwise) of any part of its interest in the Contract, or (iii) amend or modify the Contract in any material respect. Borrower will not purport to cancel or terminate the Contract, and Canadian Hunter will not be bound or entitled to accept any cancellation or termination of the Contract purported to be made by Borrower, unless Borrower has first obtained and delivered to Canadian Hunter such written consent of Agent. Borrower acknowledges that no cancellation, termination, material amendment or material modification of the Contract will be effective until written consent of Agent is received. Canadian Hunter will deliver duplicates or copies of all extraordinary notices delivered under or pursuant to the Contract to the Agent promptly upon receipt or delivery thereof and will advise the Agent of any material amendments to the Contract. If the consent of the Agent as contemplated in Section 1(c) has been requested by Canadian Hunter, and the Agent has not within 30 days after receiving such request notified Canadian Hunter in writing that it refuses to give its consent, the Agent shall have been deemed to have given its written consent to the cancellation, termination, amendment, modification, sale, assignment or disposition, as the case may be, in respect of which its consent was so requested.

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     (d)  The termination of the Contract resulting from an election by Canadian
Hunter to terminate the Contract on account of any default or breach by Borrower thereunder will not be effective until the later of the date on which such termination is to be effective in accordance with the terms of the Contract and
(i) in the case of a default or breach which is the failure to pay amounts of money to Canadian Hunter which are due and payable under the Contract, thirty days from the date on which notice of default or breach is delivered to Agent to cure such default, or (ii) if the breach or default cannot be cured by the timely or late payment of money to Canadian Hunter, at the end of such a reasonable period of time as is necessary to cure the default, so long as Agent has commenced to cure the default within thirty days from the date on which notice of default or breach is delivered to Agent and thereafter diligently pursues such cure to completion and continues to perform any monetary obligations under the Contract and all other obligations under the Contract are performed by Borrower or Agent. If the breach or default cannot be cured by the payment of money to Canadian Hunter, and possession of the Project is necessary to cure such breach or default, and Agent declares Borrower in default and commences foreclosure proceedings, Agent will be allowed a reasonable period of time to complete such proceedings, provided it pursues such proceedings diligently and without delay. Canadian Hunter hereby:

          (A) consents to the transfer of Borrower's interest under the Contract to the Agent, for the benefit of the Secured Parties, or a purchaser or grantee at a foreclosure sale by judicial or non-judicial foreclosure and sale or by a conveyance by Borrower in lieu of foreclosure; and

          (B) agrees that upon such foreclosure, sale or conveyance, it shall recognize the Agent or such other purchaser or grantee as the Buyer under the Contract;

provided that the Agent or any purchaser or grantee (1) has stockholders' equity of not less than U.S. $150,000,000 unless Canadian Hunter otherwise consents (such consent not to be unreasonably withheld), (2) assumes and agrees pursuant to a written instrument reasonably satisfactory to Canadian Hunter to perform all of the obligations of the Borrower under the Contract, other than past obligations which do not constitute or relate to the payment of money and are not reasonably capable at the time of being performed and (3) is the owner of the Project. Nothing in this paragraph or elsewhere in this Consent and Agreement shall in any way affect the rights or ability of Canadian Hunter to suspend deliveries of natural gas (x) during any period when it is permitted to do so under Sections 2.4,

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3.7(m), 6.2, 9.2 and 11.1 of the Contract or (y) if the Unconsumed Entitlement
is reduced to zero.

     (e) Canadian Hunter will forthwith notify the Agent of each single reduction of the Unconsumed Entitlement (as defined in the Contract) pursuant to subsection 12.2(a) thereof if the particular single reduction exceeds 2,000,000 MMBtu's and of any such single reduction of the Unconsumed Entitlement if the particular reduction, together with all previous reductions pursuant to subsection 12.2(a), aggregates more than 2,000,000 MMBtu's.

     (f) In the event that the Contract is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding, or if the Contract is terminated for any reason other than a default which could have been but was not cured by the Agent as provided in paragraph 1(d) above, and if, within 45 days after such termination, the Agent or its successors or assigns shall so request, Canadian Hunter will execute and deliver to the Agent a new contract ("New Contract"), which New Contract shall be on the same terms and conditions as the original Contract as in effect on the date of termination of the Contract, including rights and remedies of the parties and the Unconsumed Entitlement on such date and the New Contract shall terminate on the same date as the Contract would have terminated in accordance with the provisions thereof had it remained in force, the only effect of the New Contract being effectively a reinstatement of the Contract substituting a different party as Buyer thereunder.

     (g) In the event Agent or its designee or assignee elects to perform Borrower's obligations under the Contract or to enter into a New Contract as provided in paragraph 1(d) or 1(f) respectively above, the Agent, the Secured Parties and their designees and assignees, shall not have personal liability to Canadian Hunter for the performance of such obligations, and the sole recourse of Canadian Hunter in seeking the enforcement of such obligations shall be to such parties' interest in the Project. In the event Agent succeeds to the Borrower's interest under the Contract, or performs any of Borrower's obligations under the Contract, Agent shall cure any defaults for failure to pay amounts owed under the Contract, but shall not otherwise be required to perform (or be subject to any defenses or offsets by reason of) any of the Borrower's other obligations under the Contract that were unperformed at such time. Agent shall have the right to assign all or part of its interest in the Contract or a New Contract entered into pursuant to paragraph 1(f) to a person or entity to whom the Project is transferred, provided such transferee satisfies the conditions contained in clauses 1(d)(1), (2) and (3). Upon such assignment and assumption, the Agent (including its agents, employees and contractors) shall be released from any further liability thereunder to the extent of the interest assigned.

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     (h)  If Borrower pays or causes the payment of the proceeds of the
"Deferral Account" (as defined in the Contract) as of the date hereof to Canadian Hunter, then Canadian Hunter agrees that Borrower may terminate the Deferral Account and all provisions relating thereto, including, without limitation, Section 3.7, shall be of no further effect.

     2.   Canadian Hunter hereby represents and warrants that:

     (a) Canadian Hunter is the successor to all of Noranda's right, title and interest in and to the Contract and has assumed all of Noranda's obligations under the Contract;

     (b) the execution, delivery and performance by it of the Contract and this Consent and Agreement have been duly authorized by all necessary corporate action on its part, and do not and will not require any further consents or approvals to be obtained by Canadian Hunter which have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or materially breach any agreement presently in effect with respect to or binding on Canadian Hunter;

     (c) the Contract and this Consent and Agreement constitute legal, valid and binding obligations of Canadian Hunter enforceable against Canadian Hunter in accordance with their respective terms;

     (d) all government approvals necessary to be obtained by Canadian Hunter for the execution, delivery and performance by Canadian Hunter of its obligations under the Contract have been obtained and are in full force and effect;

     (e) as of the date hereof, the Contract is in full force and effect and Canadian Hunter has no reason to expect that any necessary governmental approvals required to be obtained by Canadian Hunter in the future may not be obtained without undue delay or expense, and, as of the date hereof, the Contract has not been amended, supplemented or modified other than pursuant to
(i) this Consent and Agreement, (ii) that certain letter agreement dated March 18, 1991 between Borrower and Noranda relating to the calculation and payment of interest pursuant to the Contract and (iii) that certain Assignment, Amendment and Release Agreement dated as of December 6, 1999 among Noranda, Canadian Hunter and Borrower; and

     (f) to the best of Canadian Hunter's knowledge, Borrower has fulfilled all of its obligations heretofore having arisen under the Contract and there are no breaches or unsatisfied conditions presently existing under the Contract.

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     3.   Borrower hereby represents and warrants that:

     (a) the execution, delivery and performance by it of the Contract and this Consent and Agreement have been duly authorized by all necessary corporate action, and do not and will not require any further consents or approvals which have not been obtained, nor will they violate any provision of any law, regulation, order, judgment, injunction or similar matters or materially breach any agreement presently in effect with respect to or binding on the Borrower;

     (b) the Contract and this Consent and Agreement constitute legal, valid and binding obligations of Borrower enforceable against the Borrower in accordance with their respective terms;

     (c) all government approvals necessary for the execution, delivery and performance by Borrower of its obligations under the Contract have been obtained and are in full force and effect;

     (d) as of the date hereof, the Contract is in full force and effect and Borrower has no reason to expect that any necessary governmental approvals required in the future may not be obtained without undue delay or expense, and, as of the date hereof, the Contract has not been amended, supplemented or modified; and

     (e) to the best of Borrower's knowledge, Canadian Hunter has fulfilled all of its obligations heretofore having arisen under the Contract and there are no breaches or unsatisfied conditions presently existing under the Contract.

     4. All Notices required or permitted hereunder shall be in writing and shall be effective (i) upon receipt if hand delivered and (ii) if otherwise delivered, upon the earlier of receipt or two (2) Business Days after being sent registered or certified mail, return receipt requested, with proper postage affixed thereto, or by private courier or delivery service with charges prepaid, and addressed as specified below:

            If to Canadian Hunter:
            Canadian Hunter Exploration Ltd.
            2800, 605 5/th/ Ave. S.W.
            Calgary, Alberta T2P 3H5
            Attn: Vice President, Marketing
            FAX:  (403) 260-1146

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            If to Agent:

            U.S. Bank Trust National Association
            100 Wall Street, Suite 1600
            New York, New York 10005
            Attn: Corporate Trust Administration
            FAX:  (212) 809-5459

            If to Borrower:

            Project Orange Associates, L.P.
            c/o G.A.S. Orange Associates, LLC
            90 Presidential Plaza
            Syracuse, New York 13202
            Attn: Richard S. Scolaro, Esq.
            FAX:  (315) 471-1355

     5. This Consent and Agreement shall be binding upon and benefit the successors and assigns of Canadian Hunter, the Borrower, the Agent, and their respective successors, transferees and assigns. No termination, amendment, variation or waiver of any provisions of this Consent and Agreement shall be effective unless in writing and signed by Canadian Hunter, the Agent and the Borrower. The Agent and Borrower acknowledge that Canadian Hunter is not obligated to inquire into the entitlement of the Agent to act or exercise any of the Secured Parties' rights under the Security Agreement, the Financing Agreement or this Consent and Agreement or otherwise. This Consent and Agreement shall be governed by the laws of the State of New York.

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     IN WITNESS WHEREOF, the parties hereto by their respective officers thereunto duly authorized, have duly executed this Consent and Agreement as of the date set forth below.

Dated December 6, 1999


                       CANADIAN HUNTER EXPLORATION LTD.,
                       an Alberta corporation


                       By: /s/ John Kowal
                          ______________________________________________________
                       Name: John Kowal
                       Title: Treasurer


                       By: /s/ Murray Lueke
                          ______________________________________________________
                       Name: Murray Lueke
                       Title: VP, Engineering

                       U.S. BANK TRUST NATIONAL ASSOCIATION,
                         for itself and as Agent for the benefit of the Secured Parties


                       By: /s/ Ward A. Spooner
                          ______________________________________________________
                       Name:
                       Title:


                       By: /s/ John Bowman
                          ______________________________________________________
                       Name:
                       Title:

                       PROJECT ORANGE ASSOCIATES, L.P.,
                       a Delaware limited partnership

                         By: G.A.S. ORANGE ASSOCIATES, LLC,
                             a Delaware limited liability company,
                             General Partner


                         By: /s/ Douglas Corbett
                            ____________________________________________________
                         Name: Douglas Corbett
                         Title: Vice President

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